Exhibit 99.1

8-K Robert L.G. Watson will be presenting at the Pritchard Capital Energy Conference in San Francisco, January 11, 2006

Slide 1: Abraxas Petroleum Corporation
Energize 2006: Reality & Opportunity
Pritchard Capital Energy Conference
January 11, 2006

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture: Collage of oil field pictures & outline of the U.S.

Slide 2: Back to the Basics...
Abraxas Petroleum Corporation
         o  AMEX: ABP
         o  Fully diluted shares outstanding - 44.5 million
         o  Average trading volume (2005) - 489,000 shares per day
               o  Traded 123 million shares (2005) - 276% of FD shares
         o  Share price appreciation (2005) - 128%
         o  Operations in Texas and Wyoming
Natural gas
         o  Approximately 80%
Quality assets
         o  High ownership interests
         o  Operations
         o  High producing rates per well
         o  Large acreage positions
         o  Substantial upside

Slide 3: Debt to Enterprise Value...
Current Debt / Total Enterprise Value = 37%
Area chart of total enterprise value and market cap from Dec 95 to current with significant corporate events notated

Slide 4: Growth...
....through the drill bit
         2005 Success Rate = 92% (13 major projects)
         Cash Flow 400%
         Revenue 80%
         Production 58%
Bar chart of cash flow, revenue and production by quarter

Slide 5: Operations...
 Proved Reserves - 93.7 Bcfe (1)
 Net Production - 22.4 MMcfepd (2)
Net Undeveloped Acres ~ 65,000 (3)
Map of the United States highlighting Wyoming and Texas
Wyoming        0.8 Bcfe - 1%
               0.3 MMcfepd - 1%
               46,000 acres - 71%
West Texas     65.1 Bcfe - 69%
               14.9 MMcfepd - 67%
               17,900 acres - 27%
South Texas    27.8 Bcfe - 30%
               7.2 MMcfepd - 32%
               1,100 acres - 2%
     (1) as of 12/31/04
     (2) 2005 exit rate
     (3) as of Dec-05

Slide 6: Goals 2006...
Back to Basics...
Operations
----------
Drill Bit Growth
Emerging Gas & Oil Resource Plays
Shareholders
------------
Continue to Maximize Value

Slide 7: 2006 Projects...
$40 million budget from $70 million of projects approved by Board
         South Texas
         ------------
               Edwards
               Portilla
               Wilcox
         West Texas
         ----------
               Cherry Canyon
               Delaware
               Oates SW
               IRA
         Wyoming
         -------
               Brooks Draw

Slide 8: South Texas...

Map of Texas highlighting certain counties in South Texas
         45 wells (93% WI)(1)
         27.8 Bcfe - 30%
         7.2 MMcfepd - 32%
         1,100 NUA - 2%
2006 Project Areas & Target Zones:
----------------------------------
Edwards
     Edwards / Wilcox
Wilcox
     Wilcox / Reklaw / Mackhank
Portilla
     Frio / Vicksburg
(1) as of 12/31/04

Slide 9: West Texas...

Map of Texas highlighting certain counties in West Texas
         166 wells (74% WI)(1)
         65.1 Bcfe - 69%
         14.9 MMcfepd - 67%
         17,900 NUA - 27%
2006 Project Areas & Target Zones:
----------------------------------
IRA
         Clearfork / Strawn Reef
Delaware
         Atoka / Mississippian / Montoya / Woodford / Devonian
Cherry Canyon
         Cherry & Bell Canyon
Oates SW
         Wolfcamp / Woodford / Atoka / Devonian
(1) as of 12/31/04

Slide 10:         Delaware Basin Activity...
Map of Texas highlighting certain counties in West Texas
Resource Gas Plays
Loving / Reeves / Ward Counties
Primary Target - ATOKA
Culberson / Reeves / Pecos Counties
Primary Target - WEST TEXAS SHALES

Slide 11:         Atoka...
Map of Texas highlighting Reeves, Loving and Ward counties in West Texas
CHK & APC: Large fracs
ABP offset acreage: CHK recently leased ~10,000 acres for $200- 2,000 per acre
ABP: ROC, Block 16 & Howe Fields - numerous producers (never fraced)
ABP: Nine Mile Draw Field - shows behind pipe

Slide 12:         West Texas Shale...
Map of Texas highlighting Culberson, Reeves and Pecos counties in West Texas, highlighting the following companies which are active in the area:

EOG, ECA, Petro-Hunt, SWN, RRC, BR, KWK, PPP, K2X, CWEI (ECA), Reliance,
XTO
ABP: Nine Mile Draw Field - shows behind pipe
ABP: Oates SW Field - first Woodford well - installing production facilities

Slide 13:         Wyoming...
Map of Wyoming highlighting certain counties in east central Wyoming Resource Oil Play
         10 wells (100% WI) (1)
         0.8 Bcfe - 1%
         0.3 MMcfepd - 1%
         46,000 NUA - 71%
2006 Project Area & Target Zones:
---------------------------------
Brooks Draw
         Niobrara / Turner
         Mowry / Muddy
(1) as of 12/31/05

Slide 14:         2006 Guidance...
Production
         Annual (Bcfe)                                        7.5 - 8.5
         Exit Rate (MMcfe/d)                                  22 - 24
Price Differentials off NYMEX
         Gas (%/Mcf)                                          5%
         Oil ($/Bbl)                                          1.00
Production Taxes (% of Revenue)                               10%
Direct Lease Operating Expenses ($/Mcfe)                      1.10
G&A ($/Mcfe)                                                  0.55
Interest ($/Mcfe)                                             2.00
 D/D/A ($/Mcfe)                                               1.30
 Capital Expenditures ($MM)                                   40.0
 Guidance does not include non-cash and extraordinary items
 Hedge position: 10,000 Mcf/d through July 2006 with $5.00-$8.00 floor

Slide 15: Maximize Shareholder Value...
Continue to improve balance sheet
               o current debt to total enterprise value = 37%
Maintain financial flexibility and liquidity
Prioritize large opportunity set of projects

Slide 16: Summary...
Niche exploitation and production company
High quality assets with substantial upside
Goals:

         o Drill Bit Growth targeting Emerging Gas & Oil Resource Plays in Texas and Wyoming
         o  Maximize Shareholder Value

Slide 17:   www.abraxaspetroleum.com
Picture:    Delaware Basin, West Texas